UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 6, 2018

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2018, Becton, Dickinson and Company (“BD”) issued a press release announcing its financial results for its first fiscal quarter ending December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report.
The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”), as follows:

•
Currency-Neutral Revenue Growth. We present revenue growth rates for the first quarter of fiscal year 2018 over the prior year period after eliminating the effect of foreign currency translation, which can fluctuate from period to period. Management believes these adjustments help investors to better understand the underlying performance of BD compared to the prior period.

•
Comparable Revenue Growth.  We present our estimated revenue growth for the total company and each segment for fiscal year 2018 on an adjusted “comparable”, currency-neutral basis, which assumes that our acquisition of C.R. Bard, Inc. ("Bard") occurred at the start of our 2017 fiscal year, with adjustments to (1) account for the movement of certain product lines between our Medical segment and our Interventional segment, (2) eliminate from fiscal year 2017 the revenues relating to certain pending divestitures, (3) account for the reclassification of certain royalties received from W. L. Gore and previously reported by Bard as revenues; and (4) eliminate intercompany revenues.  We also show estimated comparable revenue growth for fiscal year 2018 for the total company and Interventional segment after adjusting for the estimated adverse impact of Hurricane Maria in Puerto Rico during BD’s first fiscal quarter of fiscal 2018 and, for the total company, after further adjusting for the estimated impact of our previously announced change in the business model of our dispensing business.  We believe these non-GAAP measures of revenue growth help investors better understand and evaluate our revenue guidance for fiscal year 2018 in relation to fiscal year 2017 by adjusting for items that impact year-to-year comparability.

Adjusted comparable revenues for fiscal year 2017 are presented for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the Bard acquisition had been consummated on the date indicated, nor is the information necessarily indicative of the results of operations that may be expected for any future period or date.  BD and Bard may have performed differently had they actually been combined during the period presented and such differences may be material.

•
Adjusted Earnings Per Share. We present diluted earnings per share (“EPS”) for the quarter and the prior period after eliminating items that we believe affect the comparability of the two periods (“adjusted EPS”). These include adjustments for purchase accounting adjustments, acquisition-related transaction, integration and restructuring costs, financing costs, hurricane recovery costs, the loss resulting from the extinguishment of certain long-term debt, the reversal of a litigation reserve, the dilutive impact of shares issued to fund the Bard acquisition, and the additional tax expense relating to the recent U.S. tax legislation. These items impact period-to-period comparisons, but are not considered by management to be part of our ordinary operations. Adjustments for these items allow investors to better understand the underlying operating results of BD and facilitate comparisons between the periods shown. We also show the growth in adjusted EPS compared to the prior year period after eliminating the impact of foreign currency translation to further enable investors to evaluate BD’s underlying earnings performance compared to the prior year period.

We also present our estimated adjusted EPS for fiscal year 2018 after eliminating the above-mentioned items and show growth in adjusted EPS for fiscal year 2018 after further adjusting for the anticipated impact of foreign currency translation in fiscal year 2018. Management believes that these adjustments allow investors to better evaluate BD’s anticipated underlying earnings performance for fiscal year 2018 in relation to our underlying fiscal year 2017 performance.

BD’s management uses each of these non-GAAP measures in its own evaluation of BD’s performance, particularly when comparing performance to past periods and to the performance of peer companies. Management also uses the non-GAAP results for budget planning purposes on a quarterly and annual basis.
BD provides non-GAAP measures to investors on a supplemental basis in addition to our GAAP results, as they provide additional insight into BD’s financial results. Management believes the non-GAAP results provide a reasonable measure of BD’s underlying performance before the effects of items that are considered by management to be outside of BD’s underlying operational results or that affect period to period comparability. However, Non-GAAP results should not be considered in isolation and are not in accordance with, or a substitute for, GAAP results. Also, our non-GAAP results may differ from similar measures used by other companies, even if similar terms are used to identify such measures. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. Investors should also consider these limitations when evaluating BD’s results.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1    Press release dated February 6, 2018, which is furnished pursuant to Item 2.02

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: February 6, 2018

Exhibit Index

99.1Press release dated February 6, 2018, which is furnished pursuant to Item 2.02